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                           METROGOLF INCORPORATED
                SENIOR EXECUTIVE INCENTIVE STOCK OPTION PLAN

     PURPOSES OF AND BENEFITS UNDER THE INCENTIVE PLAN. This Senior Executive Stock Option Plan (the "Incentive Plan") is intended to encourage stock ownership by senior executives of MetroGolf Incorporated (the "Corporation"), so that they may acquire or increase their proprietary interest in the Corporation, and is intended to facilitate the Corporation's efforts to (i) induce qualified persons to become executives of the Corporation and (ii) encourage such persons to remain in the employ of or associated with the Corporation and to put forth maximum efforts for the success of the Corporation.

     1. DEFINITIONS. As used in this Incentive Plan, the following words and phrases shall have the meanings indicated:

         (a)  "Board" shall mean the Board of Directors of the Corporation.

         (b) "Committee" shall mean the Compensation Committee appointed by the Board, if one has been appointed. If no Committee has been appointed, the term "Committee" shall mean the Board. Following the Registration Date, the Committee shall consist of at least two persons (or such other number as may be required under Rule 16b-3, each of whom is a Disinterested Director, appointed by and holding office at the pleasure of the Board).

         (c) "Common Stock" shall mean the Corporation's $.01 par value common stock.

         (d) "Disability" shall mean a Recipient's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of no less than 12 months. If the Recipient has a disability insurance policy, the term "Disability" shall be defined therein.

         (e) "Disinterested Director" means a member of the Board who is not, during the one year prior to service as a member of the Committee, or during such service, granted or awarded equity securities pursuant to the Incentive or any other plan of the Corporation, except for formula grants or awards made pursuant to exceptions provided under Rule 16b-3.

         (f) "Fair Market Value" per share as of a particular date shall mean: (i) the last sale price of the Corporation's Common Stock as reported on a national securities exchange or on the NASDAQ National Market System or by NASDAQ; or (ii) if the quotation for the last sale reported is not available for the Corporation's Common Stock as so reported; or (iii) if such quotations are unavailable, the value determined by the Committee in its discretion in a bona fide, good faith determination of fair market value. Fair Market Value shall be determined without

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regard to any restriction other than a restriction which, by its terms, will never lapse. In the case of Options granted at a time when the Corporation does not have a registration statement in effect relating to the shares issuable hereunder, the value at which the Option shares are issued may be determined by the Committee at a reasonable discount from Fair Market Value to reflect the restricted nature of the shares to be issued and the inability of the Recipient to sell those shares promptly.

         (g)  "Recipient" means any person granted an Option hereunder.

         (h) "Rule 16b-3" means Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities and Exchange Act of 1934, if and as such rule is then in effect.

     2.  Administration.

         (a) The Incentive Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Incentive Plan, to administer the Incentive Plan and to exercise all the powers and authorities either specifically conferred under the Incentive Plan or necessary or advisable in the administration of the Incentive Plan, including the authority: to grant Options; to determine the vesting schedule and other restrictions, if any, relating to Options; to determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price"); to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares to be covered by each Option; to determine Fair Market Value per share; to interpret the Incentive Plan; to prescribe, amend and rescind rules and regulations relating to the Incentive Plan; to determine the terms and provisions of the Option agreements (which need not be identical) entered into in connection with Options granted under the Incentive Plan; and to make all other determinations deemed necessary or advisable for the administration of the Incentive Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Incentive Plan.

         (b) Options granted under the Incentive Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

         (c) The Committee shall endeavor to administer the Incentive Plan and grant Options hereunder in a manner that is compatible with the obligations of persons subject to Section 16 of the Securities Exchange Act of 1934 (the "1934 Act"), although compliance with Section 16 is the obligation of the Recipient, not the Corporation. Neither the Committee, the Board nor the Corporation can assume any legal responsibility for a Recipient's compliance with his

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obligations under Section 16 of the 1934 Act.

          (d) No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Incentive Plan or any Option or Bonus granted hereunder.

     3.   ELIGIBILITY.

          (a) Subject to certain limitations hereinafter set forth, Options may be granted to senior executives of the Corporation. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation, and such other factors as the Committee shall deem relevant to accomplish the purposes of the Incentive Plan.

          (b) A Recipient shall be eligible to receive more than one grant of an Option during the term of the Incentive Plan, on the terms and subject to the restrictions herein set forth.

     4.   STOCK RESERVED.

          (a) The stock subject to Options hereunder shall be shares of Common stock, Such shares, in whole or in part, may be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Incentive Plan shall not exceed 250,000 subject to adjustment as provided in Section 5(h) hereof.

          (b) If any Option outstanding under the Incentive Plan for any reason expires or is terminated without having been exercised in full, or if any Option granted is forfeited because of vesting or other restrictions imposes at the time of grant, the shares of Common Stock allocable to the unexercised portion of such Option shall become available for subsequent grants of Options under the Incentive Plan.

     5. TERMS AND CONDITIONS OF OPTIONS: OPTION AGREEMENTS. Each Option granted pursuant to the Incentive Plan shall be evidenced by a written Option agreement between the Corporation and the Recipient, which agreement shall be substantially in the form of Exhibit A hereto as modified from time to time by the Committee in its discretion. Each Option Agreement shall comply with and be subject to the following terms and conditions:

          (a) NUMBER OF SHARES. Each Option agreement shall state the number of shares of Common Stock covered by the Option.

          (b) OPTION PRICE. Each Option agreement shall state the Option Price, which


                                      3

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shall be determined by the Committee subject only to the following restrictions:

              (1) The Option Price shall be subject to adjustment as provided in Section 5(h) hereof.

              (2) The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such option is granted, unless a future date is specified in the resolution, and the Fair Market Value of The Common Stock to which such Option relates shall be determined at the close of the day on which the resolution is adopted, unless another value and/or another date is specified in the resolution.

         (c) TERM AND VESTING OF OPTION. Each Option agreement shall state the period during and time at which the Option shall vest and be exercisable, in accordance with the following limitations:

              (1) Unless otherwise stated in the granting resolution, the date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, although such grant shall not be effective until the Recipient has executed an Option Agreement with respect to such Option.

              (2) The exercise period of any Option shall not exceed ten years from the date of grant of the Option.

              (3) The Committee shall not have the authority to accelerate or extend the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. No exercise period may be so extended to increase the term of the Option beyond ten years from the date of the grant.

              (4) The exercise period shall be subject to earlier termination as provided in Sections 5(e) and 5(f) hereof, and furthermore, shall be terminated under surrender of the Option by the holder thereof if such surrender has been authorized in advance by the Committee.

         (d)  METHOD OF EXERCISE AND MEDIUM AND TIME OF PAYMENT.

              (1) An Option may be exercised as to any or all whole shares of Common Stock as to which it then is exercisable; provided, however, that no Option may be exercised as to less than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

              (2) Each exercise of an Option granted hereunder, whether in whole or in part, shall be effected by written notice to the Secretary of the Corporation designating the number of shares as to which the Option is being exercised, and shall be accompanied by payment in full

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

of the Option Price for the number of shares so designated, together with any written statements required by, or deemed by the Corporation's counsel to be advisable pursuant to, any applicable securities laws.

              (3) The Option Price shall be paid in cash, or in shares of Common Stock having a Fair Market Value equal to such Option Price, or in property or in a combination of cash, shares and property and, subject to approval of the Committee, may be effected in whole or in part with funds received from the Corporation at the time of exercise as a compensatory cash payment.

              (4) The Committee shall have the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to purchase the shares of Common Stock hereunder, and, if so, to determine the value of the property received.

              (5) The Recipient shall make provision for the withholding of taxes as required by Paragraph 6 hereof.

         (e) TERMINATION. Except as provided herein or in the Option Agreement by and between the Corporation and the Recipient, an Option may not vest unless the Recipient has been continuously employed by the Corporation (or a corporation or a Parent or Subsidiary Corporation of such corporation issuing or assuming the option in a transaction to which Section 424(a) of the Internal Revenue Code applies) through the corresponding vesting date.

              (1) Unless otherwise provided in the Option Agreement by and between the Corporation and the Recipient, if the Recipient ceases to be an employee or officer of the Corporation (other than by reason of death, Disability or retirement) all Options theretofore granted and vested to such Recipient that are exercisable at the time of such cessation may, unless earlier terminated in accordance with their terms, be exercised within three months after such cessation; provided, however, that if the executive shall be removed, for cause, all Options theretofore granted to such Recipient shall, to the extent not theretofore exercised, terminate forthwith.

              (2) Nothing in the Incentive Plan or in any Option granted hereunder shall confer upon an individual any right to continue in the employ of or maintain any other relationship with the Corporation or interfere in any way with the right of the Corporation to terminate such employment or other relationship between the individual and the Corporation.

         (f) DEATH, DISABILITY OR RETIREMENT OF RECIPIENT. Unless otherwise provided in the Option Agreement by and between the Corporation and the Recipient, if a Recipient shall die while an executive of the Corporation, or if the Recipient's executive status shall terminate by reason of Disability or retirement, all Options theretofore granted to such Recipient, whether or not otherwise exercisable, unless terminated in accordance with their terms, may be exercised by the Recipient or by the Recipient's estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by reason of the death or Disability of the Recipient, at any time within one year after the date of death, Disability or retirement of the Recipient.

     (g)  TRANSFERABILITY RESTRICTION.

          (1) Options granted under the Incentive Plan shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder. Options may be exercised, during the lifetime of the Recipient, only by the Recipient and thereafter only by his legal representative.

          (2) Any attempted sale, pledge, assignment, hypothecation or other transfer of an Option contrary to the provisions hereof and/or the levy of any execution, attachment or similar process upon an Option, shall be null and void and without force or effect and shall result in a termination of the Option.

          (3)(A) As a condition to the transfer of any shares of Common Stock issued upon exercise of an Option granted under this Incentive Plan, the Corporation may require an opinion of counsel, satisfactory to the Corporation, to the effect that such transfer will not be in violation of the Securities Act of 1933, as amended (the "1933 Act") or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws. (B) Further, the Corporation shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Incentive Plan until the Committee determines that such delivery or transfer will not violate applicable securities laws and the Recipient has tendered to the Corporation any federal, state or local tax owed by the Recipient as a result of exercising the Option or disposing of any Common Stock when the Corporation has a legal liability to satisfy such tax. (C) The Corporation shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the 1933 Act, the 1934 Act, or under any other state, federal or provincial law, rule or regulation. (D) The Corporation is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification. (E) Furthermore, the Corporation will not be liable to any Recipient for failure to deliver or transfer shares of Common Stock if such failure is based upon the provisions of this paragraph.

     (h)  EFFECT OF CERTAIN CHANGES.

          (1) If there is any change in the number of shares of outstanding

Common Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits or combinations or exchanges of such shares, the number of shares of Common Stock available for Options and the number of such shares covered by outstanding Options, and the exercise price per share of the outstanding Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

          (2) In the event of the proposed dissolution or liquidation of the Corporation, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or a merger or consolidation of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then current Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, corporate separation or division, or merger or consolidation; or, in the alternative the Committee may provide that each Option granted under the Incentive Plan shall terminate as of a date fixed by the Committee; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to each Recipient, who shall have the right, during the period of 30 days preceding such termination, to exercise the Option as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Option would not otherwise be exercisable.

          (3) Paragraph (2) of this Section 5(h) shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (excluding a change in par value, or from no par value to par value, or any change as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Corporation), property, cash, or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

          (4) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

              (5) Except as expressly provided in this Section 5(h) the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, or consolidation or spinoff of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option. The grant of an Option pursuant to the Incentive Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures, or to merge or consolidate, or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

              (6) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

         (i)  NO RIGHTS AS SHAREHOLDER -- NON-DISTRIBUTIVE INTENT.

              (1) Neither a Recipient of an Option nor such Recipient's legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares subject to such Option until after the Option is exercised and the shares are issued.

              (2) No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 5(h) hereof.

              (3) Upon exercise of an Option at a time when there is no registration statement in effect under the 1933 Act relating to the shares issuable upon exercise, shares may be issued to the Recipient only if the Recipient represents and warrants in writing to the Corporation that the shares purchased are being acquired for investment and not with a view to the distribution thereof and provides the Corporation with sufficient information to establish an exemption from the registration requirements of the 1933 Act.
 A form of subscription agreement containing representations and warranties deemed sufficient as of the date of adoption of this Incentive Plan is attached hereto as Exhibit B.

              (4) No shares shall be issued upon the exercise of an Option unless and until there shall have been compliance with any then applicable requirements of the Securities and Exchange Commission or any other regulatory agencies having jurisdiction over the Corporation.

         (j) OTHER PROVISIONS. Option Agreements authorized under the Incentive Plan may contain such other provisions as the Committee shall deem advisable, including, without

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limitation, the imposition of restrictions upon the vesting and exercise of an Option.

      6. AGREEMENT BY RECIPIENT REGARDING WITHHOLDING TAXES. Each Recipient agrees that the Corporation, to the extent permitted or required by law, shall be permitted to deduct a sufficient number of shares due to the Recipient upon exercise of the Option to allow the Corporation to pay federal, provincial, state and local taxes of any kind required by law to be withheld upon the exercise of such Option. The Corporation shall not be obligated to advise any Recipient of the existence of any tax or the amount which the Corporation will be so required to withhold.

      7. TERM OF INCENTIVE PLAN. Options may be granted under this Incentive Plan from time to time within a period of ten years from the date the Incentive Plan is adopted by the Board.

      8. AMENDMENT AND TERMINATION OF THE INCENTIVE PLAN. The Committee at any time and from time to time may suspend, terminate, modify or amend the Incentive Plan. Except as provided in Section 6 hereof, no suspension, termination, modification or amendment of the Incentive Plan may adversely affect any Option previously granted, unless the written consent of the Recipient is obtained.

      9. ASSUMPTION. The terms and conditions of any outstanding Options granted pursuant to this Incentive Plan shall be assumed by, be binding upon and shall inure to the benefit of any successor corporation to the Corporation and shall, to the extent applicable, continue to be governed by the terms and conditions of this Incentive Plan. Such successor corporation may, but shall not be obligated to, assume this Incentive Plan.

     10. TERMINATION OF RIGHT OF ACTION. Every right of action arising out of or in connection with the Incentive Plan by or on behalf of the Corporation, or by any shareholder of the Corporation against any past, present or future member of the Board or the Committee, or against any employee, or by an employee (past, present or future) against the Corporation, irrespective of the place where an action may be brought and of the place of residence of any such shareholder, director or employee, will cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have arisen or such shorter period as may be provided by law.

     11. TAX LITIGATION. The Corporation shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Incentive Plan and which the Board believes to be important to holders of Options granted under the Incentive Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

     12. LOANS. The Committee may, in its discretion, authorize the Corporation to extend one or more loans to holders of Options in connection with the exercise or receipt of Options.

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The terms and conditions of any such loan shall be set by the Committee and may include, in the Committee's discretion, loans that are secured, unsecured, recourse or nonrecourse.

     13. ADOPTION BY BOARD; APPROVAL OF SHAREHOLDERS. This Incentive Plan was approved by the Board of Directors and the Shareholders of the Corporation effective September 16, 1996.



                                     10

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                                                                     EXHIBIT A



                       FORM OF STOCK OPTION AGREEMENT


     STOCK OPTION AGREEMENT made as of this __ day of _________, 199_, by and between MetroGolf Incorporated, a Colorado corporation (the "Corporation"), and ___________________ (the "Recipient").

     In accordance with the Corporation's Senior Executive Incentive Stock Option Plan (the "Incentive Plan"), a copy of which is attached hereto and is incorporated herein by reference, the Corporation desires, in connection with the services of the Recipient, to provide the Recipient with an opportunity to acquire shares of the Corporation's no par value common stock ("Common Stock") on favorable terms and thereby increase the Recipient's proprietary interest in the Corporation and incentive put forth maximum efforts for the success of the business of the Corporation. Capitalized terms used but not defined herein are used as defined in the Incentive Plan.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Recipient agree as follows:

     1. CONFIRMATION OF GRANT OF OPTION. Pursuant to a determination of the Committee made on ______________, 19__ (the "Date of Grant"), the Corporation, subject to the terms of the Incentive Plan and of this Agreement, confirms that the Recipient has been irrevocably granted on the Date of Grant, as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, a Stock Option (the "Option") exercisable to purchase an aggregate of ____ shares of Common Stock on the terms and conditions herein set forth, subject to adjustment as provided in Paragraph 8 hereof.

     2. OPTION PRICE. The Option Price of shares of Common Stock covered by the Option will be $____ per share (the "Option Price") subject to adjustment as provided in Paragraph 8 hereof.

     3.  EXERCISE OF OPTION.  Except as otherwise provided herein or in
Section 5 of the Incentive Plan, the Option shall vest and thereafter be exercisable as follows:

     (i) The first 20% of the shares covered by the Option shall vest and become exercisable upon ___________________________.

    (ii) The second 20% of the shares covered by the Option shall vest and become

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exercisable upon __________________________.

     (iii) The third 20% of the shares covered by the Option shall vest and become exercisable upon __________________________.

     (iv) The fourth 20% of the shares covered by the Option shall vest and become exercisable upon __________________________.

     (v) The fifth 20% of the shares covered by the Option shall vest and become exercisable upon __________________________.

The Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100). The Option may be exercised by written notice to the Secretary of the Corporation accompanied by payment in full of the Option Price as provided in Section 5(d) of the Incentive Plan.

     4. TERM OF OPTION. The term of the Option will through _________, ____, subject to earlier termination or cancellation as provided in this Agreement. The holder of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Option until such shares shall have been issued (as evidenced by the appropriate transfer agent of the Corporation) upon purchase of such shares through exercise of the Option.

     5. TRANSFERABILITY RESTRICTION. The Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise) except in strict compliance with
Section 5 of the Incentive Plan. Any assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event; provided, however, that any such termination of the Option under the provisions of this Paragraph 5 will not prejudice any rights or remedies which the Corporation may have under this Agreement or otherwise.

     6. EXERCISE UPON TERMINATION. The Recipient's rights to exercise this Option upon termination of employment or cessation of service as an officer or consultant shall be as set forth in Section 5(e) of the Incentive Plan.

     7. DEATH, DISABILITY OR RETIREMENT OF RECIPIENT. The exercisability of this Option upon the death, Disability or retirement of the Recipient shall be as set forth in Section 5(f) of the Incentive Plan.

     8. ADJUSTMENTS. The Option shall be subject to adjustment upon the occurrence of certain events as set forth in Section 5(h) of the Incentive Plan.

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     9.  NO REGISTRATION OBLIGATION.  The Recipient understands that the
Option is not registered under the 1933 Act and, unless by separate written agreement, the Corporation has no obligation to so register the Option or any of the shares of Common Stock subject to and issuable upon the exercise of the Option, although it may from time to time register under the 1933 Act the shares issuable upon exercise of Options granted pursuant to the Incentive Plan. The Recipient represents that the Option is being acquired for the Recipient's own account and that unless registered by the Corporation, the shares of Common Stock issued on exercise of the Option will be acquired by the Recipient for investment. The recipient understands that the Option is, and the underlying securities may be, issued to the Recipient in reliance upon exemptions from the 1933 Act, and acknowledges and agrees that all certificates for the shares issued upon exercise of the Option will bear the following legends unless such shares are registered under the 1933 Act prior to their issuance:

     The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "1933 Act"), and are "restricted securities" as that term is defined in Rule 144 under the 1933 Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from registration under the 1933 Act, the availability of which is to established to the satisfaction of the Company.

     The Recipient further understands and agrees that the Option may be exercised only if at the time of such exercise the underlying shares are registered and/or the Recipient and the Corporation are able to establish the existence of an exemption from registration under the 1933 Act and applicable state or other laws.

     10.  NOTICES.  (INSERT APPROPRIATE LANGUAGE HERE)
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----------------------------------------------.

     11. APPROVAL OF COUNSEL. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act, the 1934 Act, applicable state and other securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange(s) upon which the Common Stock then may be listed.

     12. CONTINUOUS EMPLOYMENT. The holder of the Option must have been continuously employed by the Corporation (or an affiliate of the Corporation) through a vesting date in order for the related shares to vest.

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

     13. LOCK-UP PROVISION. The holder of the Common Stock issued upon exercise of an option hereby will be subject to a lock-up to refrain from making any public sale or distribution of the Common Stock issued upon exercise of an Option granted hereunder (pursuant to Rule 144 or otherwise) without the prior written consent of Laidlaw Equities, Inc. and Prime Charter Ltd. for 13 months after the Effective Date of the Registration Statement for the Corporation's Initial Public Offering of Common Stock.

     14. BENEFITS OF AGREEMENT. This Agreement will inure to the benefit of and be binding upon each successor and assignee of the Corporation. All obligations imposed upon the Recipient and all rights granted to the Corporation under this Agreement will be binding upon the Recipient's heirs, legal representatives and successors.

     15. EFFECT OF GOVERNMENTAL AND OTHER REGULATIONS. The exercise of the Option and the Corporation's obligation to sell and deliver shares upon the exercise of the Option are subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which may, in the opinion of counsel for the Corporation, be required.

     16. INCORPORATION OF THE INCENTIVE PLAN. The Incentive Plan is attached hereto and incorporated herein by reference. In the event that any provision in this Agreement conflict with a provision in the Incentive Plan, the provisions of the Incentive Plan shall govern.

     17. ADMINISTRATION. The Committee shall have the power to interpret the Incentive Plan and this Agreement consistent with Section 2 of the Incentive Plan.

     Executed in the name and on behalf of the Corporation by one of its duly authorized officers and by the Recipient all as of the date first above written.

                                       METROGOLF INCORPORATED

Date             , 19                  By
     ------------    --                  ----------------------------------


     The undersigned Recipient has read and understands the terms of this Option Agreement and the attached Incentive Plan and hereby agrees to comply therewith.

Date             , 19
     ------------    --                ------------------------------------
                                       Signature of Recipient

                                       Tax ID Number:
                                                     ----------------------

                                       Address:

                                       ------------------------------------

                                       ------------------------------------

                                                                  EXHIBIT B

                          SUBSCRIPTION AGREEMENT

THE SECURITIES BEING ACQUIRED BY THE UNDERSIGNED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER LAWS AND ARE OFFERED UNDER EXEMPTIONS FROM THE REGISTRATION PROVISIONS OF SUCH LAWS. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER CONTAINED IN THIS STOCK SUBSCRIPTION AGREEMENT AND APPLICABLE SECURITIES LAWS.

     This Subscription agreement is entered for the purpose of the undersigned acquiring _________ shares of the no par value common stock (the "Securities") of MetroGolf Incorporated, a Colorado corporation (the "Corporation") from the Corporation pursuant to exercise of an Option granted pursuant to the Corporation's Senior Executive Incentive Stock Option Plan (the "Incentive Plan"). All capitalized terms not otherwise defined herein shall be as defined in the Incentive Plan.

     It is understood that no exercise of any Option at a time when no registration statement relating thereto is effective under the 1933 Act can be completed until the undersigned executes this Subscription Agreement and delivers it to the Corporation, and that such grant or exercise is effective only in accordance with the terms of the Incentive Plan and this Subscription Agreement.

     In connection with the undersigned's acquisition of the Securities, the undersigned represents and warrants to the Corporation as follows:

     1. The undersigned has been provided with, and has reviewed the following reports, if any, filed by the Corporation pursuant to the Securities Exchange Act of 1934, including (without limitation) the Corporation's most recent annual report on Form 10-K, all Forms 8-K filed subsequent to the date of such Form 10-K, and all other reports filed by the Corporation pursuant to such Act subsequent to the date of the most recent Form 10-K. The undersigned has also reviewed the Incentive Plan, and such other information as the undersigned may have requested of the Corporation regarding its business, operations, management, and financial condition (all of which is referred to herein as the "Available Information").

    2. The Corporation has given the undersigned the opportunity to ask questions of and to receive answers from persons acting on the Corporation's behalf concerning the terms and conditions of this transaction and the opportunity to obtain any additional information regarding the Corporation, its business and financial condition or to verify the accuracy of the Available Information which the Corporation possesses or can acquire without unreasonable effort or expense.

     3. The Securities are being acquired by the undersigned for the undersigned's own account and not on behalf of any other person or entity.

     4. The undersigned understands that the Securities being acquired hereby have not been registered under the 1933 Act or any state or foreign securities laws, and are, and unless registered will continue to be, restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the 1933 Act and other statutes, and the undersigned consents to the placement of appropriate restrictive legends on any certificates evidencing the Securities and any certificates issued in replacement or exchange therefor and acknowledges that the Corporation will cause its stock transfer records to note such restrictions.

     5. By the undersigned's execution below, it is acknowledged and understood that the Corporation is relying upon the accuracy and completeness hereof in complying with certain obligations under applicable securities law.

     6. This Agreement binds and inures to the benefit of the representatives, successors and permitted assigns of the respective parties hereto.

     7. The undersigned acknowledges that the grant of any Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to prior approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act, the 1934 Act, other applicable securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange(s) upon which the Common Stock then may be listed.

     8. The undersigned acknowledges and agrees that the Corporation has withheld __________ shares for the payment of taxes as a result of the exercise of an Option.

     9. The Incentive Plan is attached hereto and incorporated herein by reference. In the event that any provision in this Agreement conflicts with ANY provision in the Incentive Plan, the provisions of the Incentive shall govern.

Date: _____________, 19__.             ---------------------------------
                                       Signature of Recipient
Tax ID Number:________________
                                       Address:

                                       ---------------------------------

                                       ---------------------------------


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